EXHIBIT 99.7

[UBS Investment Bank LOGO]
ARM Summary
Group 4; .
================================================================================

Summary
Total Balance: $75,294,200.52
Avg Loan Balance: $298,786.51
WA Gross Rate: 5.923%
WA Net Rate: 5.543%
WA FICO: 712
WA LTV: 75
WA Rem Term: 358
WA Months to Reset: 58
As of Date: 2005-06-01
WA Gross Margin: 2.582%
WA First Periodic Cap: 5.0%
WA Max Rate: 11.58%
IO%: 81%
Cal %: 40%


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                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Principal Balance          Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                     1       40,000        0.05      7.000        6.625        636      61.54      61.54      0.00
$50,000.01 - $100,000.00              18    1,517,432        2.02      6.577        6.202        718      72.77      78.77     25.85
$100,000.01 - $150,000.00             59    7,532,881       10.00      6.325        5.935        696      77.07      87.91     30.02
$150,000.01 - $200,000.00             26    4,534,275        6.02      6.119        5.744        714      72.51      83.59     22.57
$200,000.01 - $250,000.00             27    5,964,857        7.92      6.200        5.826        692      77.71      84.05     49.33
$250,000.01 - $300,000.00             25    7,013,298        9.31      5.900        5.497        707      76.73      87.42     32.28
$300,000.01 - $359,699.00             25    8,341,086       11.08      5.834        5.459        701      77.21      86.48     23.96
$359,699.01 - $600,000.00             56   26,719,408       35.49      5.758        5.383        719      75.85      80.95     32.47
$600,000.01 - $800,000.00              9    6,207,424        8.24      5.830        5.455        696      73.66      79.00     65.18
$800,000.01 - $1,000,000.00            2    1,880,000        2.50      5.660        5.285        727      71.22      77.34      0.00
$1,250,000.01 - $1,500,000.00          3    3,843,539        5.10      6.045        5.670        726      68.32      76.69     33.20
$1,500,000.01 - $1,750,000.00          1    1,700,000        2.26      5.500        5.125        793      69.39      69.39    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $40,000.00
Maximum: $1,700,000.00
Average: $298,786.51
------------------------------------------------------------------------------------------------------------------------------------


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                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Servicers                     Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans                18   11,454,855       15.21      5.527        5.152        740      75.33      77.88     58.92
GMAC Mortgage                         69   15,255,304       20.26      6.058        5.663        712      76.92      88.13     37.08
Indymac                              164   48,068,534       63.84      5.998        5.623        705      74.66      81.81     28.42
Washington Mutual Bank                 1      515,508        0.68      3.625        3.250        706      80.00      80.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 4; .
================================================================================

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                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Originators                   Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans                18   11,454,855       15.21      5.527        5.152        740      75.33      77.88     58.92
Homestar                               1      222,104        0.29      6.125        5.750        639      79.98      94.98    100.00
Indymac                              164   48,068,534       63.84      5.998        5.623        705      74.66      81.81     28.42
Market Street                         12    3,095,616        4.11      6.167        5.792        726      78.72      85.32     47.00
Mortgage IT                            6    1,485,901        1.97      5.857        5.482        746      69.76      78.61      0.00
Southstar                             34    5,888,504        7.82      5.868        5.440        703      80.83      94.56     52.37
UBS Conduit                           16    4,563,178        6.06      6.292        5.919        709      72.83      84.50     19.62
Washington Mutual                      1      515,508        0.68      3.625        3.250        706      80.00      80.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------


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                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Gross Rate                 Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.501% - 4.000%                        1      515,508        0.68      3.625        3.250        706      80.00      80.00    100.00
4.001% - 4.500%                        1      236,000        0.31      4.500        4.125        683      80.00     100.00    100.00
4.501% - 5.000%                       12    4,189,220        5.56      4.908        4.533        716      74.03      82.88     56.68
5.001% - 5.500%                       36   15,435,103       20.50      5.391        5.016        730      72.73      76.54     60.04
5.501% - 6.000%                       82   25,619,950       34.03      5.803        5.416        714      75.11      81.07     31.14
6.001% - 6.500%                       63   17,713,378       23.53      6.277        5.902        701      76.49      87.13     22.30
6.501% - 7.000%                       43    9,254,080       12.29      6.740        6.365        700      75.88      84.60     24.43
7.001% or more                        14    2,330,962        3.10      7.293        6.919        694      82.39      91.59      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.625%
Maximum: 7.625%
Weighted Average: 5.923%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Gross Margin                       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.001% - 2.250%                       86   26,220,159       34.82      5.851        5.464        725      76.35      83.62     47.31
2.501% - 2.750%                      165   48,584,042       64.53      5.973        5.598        705      74.72      81.79     29.18
3.501% - 3.750%                        1      490,000        0.65      4.750        4.375        685      70.00      90.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 3.750%
Weighted Average: 2.582%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 4; .
================================================================================

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                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Net Rate                   Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.500% or less                         1      515,508        0.68      3.625        3.250        706      80.00      80.00    100.00
4.001% - 4.500%                        7    2,241,500        2.98      4.775        4.400        703      68.26      79.77     39.64
4.501% - 5.000%                       28   10,597,610       14.07      5.254        4.849        727      75.01      80.61     66.55
5.001% - 5.500%                       79   28,281,370       37.56      5.692        5.317        721      73.99      79.42     37.91
5.501% - 6.000%                       67   19,387,568       25.75      6.184        5.809        698      77.08      86.32     21.67
6.001% - 6.500%                       52   11,425,575       15.17      6.672        6.297        703      75.09      83.40     26.20
6.501% - 7.000%                       15    2,459,340        3.27      7.202        6.827        691      82.23      94.18      8.49
7.001% or more                         3      385,729        0.51      7.479        7.115        711      78.14      82.09      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.250%
Maximum: 7.250%
Weighted Average: 5.543%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Amortization Type                  Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                        183   61,233,964       81.33      5.897        5.517        714      75.72      83.18     36.48
Fully Amortizing                      69   14,060,237       18.67      6.034        5.659        704      73.25      79.45     30.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Remaining Months to maturity       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
341 - 350                              1      515,508        0.68      3.625        3.250        706      80.00      80.00    100.00
351 - 355                              5    1,510,138        2.01      5.438        5.063        677      76.56      87.44     21.75
356 - 360                            246   73,268,555       97.31      5.949        5.569        712      75.20      82.40     35.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 348
Maximum: 360
Weighted Average: 358
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Seasoning                          Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0 <=                                  32   10,736,910       14.26      5.961        5.586        722      74.03      84.12     28.97
1 - 6                                218   63,551,783       84.40      5.944        5.564        710      75.47      82.17     36.12
7 - 12                                 2    1,005,508        1.34      4.173        3.798        696      75.13      84.87     51.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 4; .
================================================================================

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                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Index for loans                    Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1 YR CMT                             128   40,083,288       53.24      5.947        5.572        707      74.37      81.02     25.94
1 YR LIBOR                            18   11,454,855       15.21      5.527        5.152        740      75.33      77.88     58.92
6 MO LIBOR                           106   23,756,057       31.55      6.073        5.685        706      76.72      87.17     39.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Months to Roll                     Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
37 - 60                              252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-06-01
Minimum: 48
Maximum: 60
Weighted Average: 58
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
First Adjustment Cap               Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
5.000%                               246   73,808,300       98.03      5.924        5.545        711      75.37      82.56     36.01
6.000%                                 6    1,485,901        1.97      5.857        5.482        746      69.76      78.61      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.020%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Lifetime Maximum Rate              Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
8.501% - 9.000%                        1      515,508        0.68      3.625        3.250        706      80.00      80.00    100.00
9.501% - 10.000%                       4    1,564,300        2.08      4.870        4.495        703      80.91      94.39     68.68
10.001% - 10.500%                     19   10,023,357       13.31      5.353        4.978        736      74.81      80.23     76.09
10.501% - 11.000%                     30    9,048,131       12.02      5.542        5.132        720      75.64      81.47     45.92
11.001% - 11.500%                     31    8,513,061       11.31      5.702        5.327        717      73.18      77.25     28.66
11.501% - 12.000%                     75   22,144,096       29.41      5.939        5.564        712      73.53      80.48     24.50
12.001% or more                       92   23,485,747       31.19      6.497        6.123        697      77.20      86.88     22.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.625%
Maximum: 13.625%
Weighted Average: 11.580%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 4; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Distribution by IO only terms      Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                     69   14,060,237       18.67      6.034        5.659        704      73.25      79.45     30.20
60                                   164   53,871,555       71.55      5.926        5.551        712      75.46      82.34     34.12
120                                   19    7,362,409        9.78      5.683        5.266        723      77.62      89.30     53.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------


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                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Original Prepayment Penalty Term   Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
12                                    11    7,440,793        9.88      5.690        5.315        741      73.75      78.78     35.25
24                                    10    2,523,967        3.35      6.257        5.758        691      79.10      87.01     63.71
36                                   208   60,312,115       80.10      5.946        5.571        709      74.89      82.26     33.57
60                                    23    5,017,326        6.66      5.815        5.441        716      79.96      88.38     41.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Original LTV                       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                         8    1,363,963        1.81      5.402        5.027        737      41.46      41.46      0.00
50.01% - 55.00%                        3    1,325,257        1.76      5.789        5.414        717      53.49      53.49     48.84
55.01% - 60.00%                        5    1,083,466        1.44      5.700        5.325        740      57.97      57.97     13.64
60.01% - 65.00%                       19    8,667,010       11.51      5.865        5.490        710      63.61      68.65     20.17
65.01% - 70.00%                       19    6,889,206        9.15      5.725        5.350        726      68.77      71.48     48.47
70.01% - 75.00%                       18    6,328,208        8.40      5.846        5.472        713      74.01      76.11     41.96
75.01% - 80.00%                      166   46,635,171       61.94      5.988        5.613        709      79.50      89.54     34.98
80.01% - 85.00%                        2      456,669        0.61      6.155        5.780        658      85.00      85.00      0.00
85.01% - 90.00%                        4    1,046,773        1.39      5.953        5.578        685      87.88      87.88     65.82
90.01% - 95.00%                        6    1,096,294        1.46      6.178        5.803        731      95.00      95.00     58.49
95.01% - 100.00%                       2      402,183        0.53      5.916        4.758        704     100.00     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 20.00
Maximum: 100.00
Weighted Average: 75.26
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 4; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Combined LTV                       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                         8    1,363,963        1.81      5.402        5.027        737      41.46      41.46      0.00
50.01% - 55.00%                        3    1,325,257        1.76      5.789        5.414        717      53.49      53.49     48.84
55.01% - 60.00%                        5    1,083,466        1.44      5.700        5.325        740      57.97      57.97     13.64
60.01% - 65.00%                       16    5,099,516        6.77      5.696        5.321        703      62.94      62.94     34.28
65.01% - 70.00%                       17    6,105,206        8.11      5.778        5.403        729      68.62      68.62     54.69
70.01% - 75.00%                       18    7,825,708       10.39      5.838        5.464        711      71.33      74.42     32.39
75.01% - 80.00%                       54   19,901,598       26.43      5.938        5.563        718      78.30      79.28     27.90
80.01% - 85.00%                        4      850,179        1.13      6.604        6.229        676      81.20      83.52      0.00
85.01% - 90.00%                       23    8,630,535       11.46      5.859        5.484        710      79.19      89.24     38.01
90.01% - 95.00%                       23    5,798,494        7.70      5.905        5.530        705      82.47      94.83     44.56
95.01% - 100.00%                      81   17,310,278       22.99      6.130        5.737        703      80.25      99.89     38.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 20.00
Maximum: 100.00
Weighted Average: 82.48
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
Geographical                          of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Distribution (Top 5)               Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
California                            71   29,952,762       39.78      5.808        5.433        712      71.55      77.49     28.84
Florida                               50   11,043,774       14.67      6.050        5.675        706      76.98      83.97     25.23
Georgia                               19    4,709,792        6.26      5.613        5.171        701      81.64      94.92     83.15
Nevada                                11    3,788,774        5.03      6.010        5.635        730      78.76      82.48     20.92
Virginia                              12    3,557,125        4.72      6.088        5.713        706      78.42      91.76     51.74
Other                                 89   22,241,974       29.54      6.037        5.662        715      76.93      84.35     38.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
California loan breakdown          Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
North CA                               7    3,444,828        4.58      6.113        5.738        709      69.17      78.28     21.00
South CA                              64   26,507,934       35.21      5.769        5.394        712      71.86      77.39     29.86
States Not CA                        181   45,341,438       60.22      5.998        5.616        712      77.70      85.78     39.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 4; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Top 10 Zip Codes                   Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
28462                                  1    1,700,000        2.26      5.500        5.125        793      69.39      69.39    100.00
11758                                  1    1,299,994        1.73      6.625        6.250        741      65.00      80.00      0.00
92657                                  1    1,276,045        1.69      5.250        4.875        743      75.00      75.00    100.00
95835                                  1    1,267,500        1.68      6.250        5.875        695      65.00      75.00      0.00
92679                                  1    1,000,000        1.33      5.250        4.875        725      63.49      75.00      0.00
92315                                  2      960,000        1.27      5.685        5.310        704      77.79      82.58     47.92
89129                                  1      880,000        1.17      6.125        5.750        729      80.00      80.00      0.00
93015                                  2      842,692        1.12      5.750        5.375        709      73.08      73.08     34.97
28445                                  1      799,200        1.06      5.500        5.125        764      80.00      80.00      0.00
92835                                  2      764,000        1.01      5.389        5.014        731      56.11      67.66      0.00
Other                                239   64,504,769       85.67      5.951        5.572        707      76.10      83.65     35.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
FICO Scores                        Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
600 or less or Not Available           5      773,657        1.03      6.693        6.318          0      66.35      66.35     61.83
601 - 620                              1      126,419        0.17      7.125        6.750        620      80.00      80.00      0.00
621 - 640                             15    3,018,278        4.01      6.216        5.841        630      77.45      81.76     31.28
641 - 660                             26    5,718,691        7.60      6.229        5.854        652      74.78      81.32     44.21
661 - 680                             28    8,421,647       11.18      6.092        5.718        670      76.07      84.52     49.52
681 - 700                             43   13,813,455       18.35      5.929        5.546        689      75.46      86.48     36.17
701 - 720                             42   11,831,350       15.71      5.774        5.382        709      77.23      84.90     38.52
721 - 740                             31   10,574,045       14.04      5.726        5.351        729      73.98      80.19     22.05
741 - 760                             25    8,371,590       11.12      6.017        5.643        748      75.53      81.42     29.43
761 or more                           36   12,645,069       16.79      5.774        5.399        776      73.72      78.82     32.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 620
Maximum: 819
Weighted Average: 712
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Mortgage Properties                Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Townhouse                              1       96,000        0.13      7.625        7.250        653      75.00      75.00      0.00
Condominium                           37    9,831,458       13.06      6.052        5.677        726      77.41      87.74     15.37
PUD                                   76   22,444,940       29.81      5.861        5.477        708      76.17      83.96     44.13
Single Family                        129   40,002,229       53.13      5.878        5.500        710      74.23      80.49     36.59
Two- to Four Family                    9    2,919,573        3.88      6.511        6.138        716      75.01      80.88     18.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 4; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Occupancy types                    Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Investor                              38    7,141,496        9.48      6.184        5.810        713      70.65      72.67     20.75
Primary                              190   60,180,130       79.93      5.864        5.484        708      76.16      84.73     36.89
Secondary                             24    7,972,574       10.59      6.129        5.754        740      72.59      74.31     36.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Purpose                       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Construction to Perm                   2      355,485        0.47      6.287        5.912        730      87.34      87.34     61.72
Purchase                             157   45,215,335       60.05      5.920        5.538        717      77.98      87.83     36.08
Cash Out Refinance                    60   17,826,825       23.68      6.061        5.686        706      70.49      74.19     35.88
Rate/Term Refinance                   33   11,896,556       15.80      5.716        5.341        700      71.69      74.43     30.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Document Type                      Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Alternate                              3    1,252,800        1.66      5.293        4.918        705      87.25      90.38    100.00
Full                                  80   25,328,666       33.64      5.707        5.320        707      76.18      83.28    100.00
Limited                                2      516,450        0.69      5.604        5.229        746      67.60      67.60      0.00
No Doc                                26    5,157,182        6.85      6.115        5.740        724      68.39      69.92      0.00
No Ratio                               3      364,064        0.48      6.725        6.350        700      79.62      80.88      0.00
Reduced                              119   36,340,539       48.26      6.070        5.695        709      74.91      83.11      0.00
Stated Doc                            11    1,629,230        2.16      6.575        6.200        706      81.24      99.03      0.00
Streamline                             8    4,705,270        6.25      5.649        5.274        743      75.69      81.07      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               252   75,294,201      100.00      5.923        5.543        712      75.26      82.48     35.30
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------